SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2008

PACTIV CORPORATION
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)

1-15157	36-2552989
(Commission File Number)	(IRS Employer Identification No)
1900 West Field Court, Lake Forest, Illinois 60045
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  (847) 482-2000

Item 2.02     Results of Operations and Financial Condition.

On April 23, 2008, the Company issued a press release announcing the Company's first quarter earnings. This press release,  filed as Exhibit 99.1 to this Current Report on Form 8-K, is incorporated herein by this reference.

Item 9.01     Financial Statements and Exhibits.

(d)	Exhibits
	Exhibit No.	Description
	99.1	Press Release dated April 23, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 23, 2008

PACTIV CORPORATION

By:	/s/ Joseph E. Doyle
Joseph E. Doyle
Vice President and General Counsel